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                                                                    Exhibit 23.2
                                                                    ------------

INDEPENDENT AUDITORS' CONSENT

We consent to the incorporation by reference in this Registration Statement of Pierce Leahy Corp. on Form S-8 of our report dated August 14, 1995, on the financial statements of Security Archives, Inc. appearing in Pierce Leahy Corp.'s Registration Statement File No. 333-23121 on Form S-1, and to the reference to us under the heading "Experts" in this Registration Statement.


DELOITTE & TOUCHE LLP

Dallas, Texas
July 11, 1997